Exhibit 4.1

NUMBER

CP 15104

SHARES

COMMON STOCK

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE

Callon Petroleum Company

COMMON STOCK

CUSIP 13123X 10 2

SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that

is the record holder of

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF ONE CENT ($.01) EACH OF THE COMMON STOCK OF

CERTIFICATE OF STOCK

Callon Petroleum Company, transferable on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:

CALLON PETROLEUM COMPANY CORPORATE SEAL DELAWARE 1994

CORPORATE SECRETARY

CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY) Transfer Agent and Registrar

By

AUTHORIZED SIGNATURE

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement dated as of March 30, 2000, by and between Callon Petroleum Company (the "Company") and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

CALLON PETROLEUM COMPANY

The Corporation will furnish without charge to each stockholder who so requests, a copy of the powers, designations, preferences and relative, participating, optional or special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the Secretary of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT–________ (Cust) Custodian ________ (Minor)
under Uniform Gifts to Minors
Act ________ (State)

Additional abbreviations may also be used though not in the above list.

For value received, ________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

Please print or typewrite name and address including postal zip code of assignee

____

____ *Shares*

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________

____

Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated, ____________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: ____________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.